                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  May 20, 2002
                        -------------------------------
                       (Date of earliest event reported)

                       Video Network Communications, Inc.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

  Delaware                   000-22235                     52-1707962
---------------            -----------------          ------------------
 (State of                (Commission File              (I.R.S. Employer
Incorporation)                 Number)               Identification Number)


            50 International Drive, Portsmouth, New Hampshire 03801
                -----------------------------------------------
              (Address of principal executive office and zip code)


                                 (603) 334-6700
                -------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
            ---------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.


On May 17,2002, the Company filed a Form 8-K with respect to its restructuring and merger transaction. The Company expects to be in a position to file its Form 10-QSB within the next 5 to 10 days.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                VIDEO NETWORK COMMUNICATIONS, INC.

Date: May 20, 2002              By: /s/ Robert H. Emery
                                -----------------------------------------
                                Robert H. Emery
                                Chief Financial Officer, Vice President of
                                Administration and Secretary